                                                                   EXHIBIT 10(a)

                                PROMISSORY NOTE

$11,352,168.00                                           Date: December 31, 1995


         FOR VALUE RECEIVED, the undersigned, ATLANTIC AMERICAN CORPORATION, hereby promises to pay to the order of FUQUA ENTERPRISES, INC. (f/k/a Vista Resources, Inc. and hereinafter, together with its successors and assigns, referred to as the "Holder") at the offices of the Holder located at 1201 West Peachtree Street, Suite 5000, Atlanta, Georgia 30309, or at such other place as the Holder may designate in writing to the undersigned, an amount equal to the aggregate amount of all payments of principal (including the Additional Amounts and accrued interest added to principal in accordance with Section 2(c) of the InterRedec Note both before and after the date hereof) and interest paid by the Holder after the date hereof under that certain Nonnegotiable Note dated October 11, 1991 ((the "InterRedec Note"); terms used herein and not defined herein have their respective defined meaning as set forth in the InterRedec
Note) executed and delivered by the Holder in favor of InterRedec Southern Company, Inc. (together with its successors and assigns including, but not limited to, the Board of Governors of the Federal Reserve System or any person or entity to whom the InterRedec Note may be pledged, "InterRedec"), a copy of which is attached hereto as Exhibit A. Payments under this Note shall be due and payable in the exact amounts and at the exact times as the amounts owing by the Holder to InterRedec are originally scheduled to become due and payable under the InterRedec Note, it being the intent of the undersigned and, by acceptance hereof, the Holder, that the undersigned shall pay the Holder an amount equal to each amount of principal (including the Additional Amounts and accrued interest added to principal in accordance with Section 2(c) of the InterRedec Note both before and after the date hereof) and interest paid from the date hereof by the Holder to InterRedec (or its successors and assigns) under the InterRedec Note simultaneously with each such payment by the Holder to InterRedec.

         The undersigned acknowledges that, as of the date hereof, the principal amount (including the Additional Amounts that have now accrued pursuant to paragraphs 2(c), 6, 7 and 8 of the InterRedec Note) due and owing by the Holder under the InterRedec Note equals $11,352,168.00, which amount includes $1,352,168.00 of accrued and unpaid interest added to the principal amount of the InterRedec Note in accordance with Section 2(c) of the InterRedec Note.

         The undersigned further acknowledges that the originally scheduled amounts payable under the InterRedec Note may be reduced pursuant to paragraphs 10, 11 and 16 thereof. Whether and to what extent the amounts due and owing under the InterRedec Note, and therefore this Note, are reduced pursuant to such paragraphs shall be matters solely between the Holder and InterRedec and any payment, agreement, settlement, arbitration or judicial award, or refund or return of monies with respect to such matters shall, for purposes of this Note and the amounts owing by the undersigned hereunder, be binding upon the undersigned and the undersigned shall not be entitled to withhold or offset any amount owing hereunder in the event the undersigned disputes the amount or time any payment is made by the Holder under the InterRedec Note with respect to such matters. In this connection, if, pursuant to paragraph 16 of the Note, the Holder has a claim for Damages (as such term is used in the InterRedec Note) and the Holder pays an amount of proceeds due under the InterRedec Note into escrow as contemplated therein, the undersigned shall simultaneously pay an amount of proceeds due under this Note into escrow pursuant to such terms and arrangements as the undersigned and the Holder shall mutually and reasonably agree. To the extent any Damages paid into escrow by the Holder are returned or refunded to the Holder (whether pursuant to mutual agreement or arbitration or judicial award), the escrow arranged between the Holder and the undersigned shall provide that the undersigned shall be entitled to receive the same amount of funds so refunded or returned to the Holder. To the extent InterRedec is entitled to receive (whether by mutual agreement or arbitration or judicial award) any Damages paid into escrow by the Holder, the escrow arrangements between the Holder and the undersigned shall provide that the Holder shall be entitled to receive the same amount of funds so received by InterRedec. Notwithstanding any provisions contained herein to the contrary, any payment by InterRedec to the Holder that is in satisfaction of a liability of American Southern that has been paid by American Southern, and not previously reimbursed by the Holder, shall be promptly paid to the undersigned. Pursuant to Sections 5.04(e) and 7.01 of the Stock Purchase Agreement (as defined below), the undersigned may have a separate cause of action against the Holder with respect to any such dispute relating to such matters.

         The undersigned shall have the right at any time and from time to time to prepay the indebtedness represented by this Note in whole or in part without premium or penalty, but with accrued interest to the date of such prepayment on the principal amount prepaid. By acceptance hereof, during the time this Note is outstanding, the Holder agrees not to exercise its right to prepay all or a portion of the principal of the InterRedec Note prior to its stated maturity pursuant to paragraph 9 of the InterRedec Note. Further, the undersigned shall not be obligated to make any mandatory prepayment of the principal amount of, or accrued interest on, this Note by reason of the making by the Holder of any mandatory prepayment of principal or interest under the InterRedec Note by reason of the occurrence of an Event of Default under the InterRedec Note. In such event, the undersigned shall pay the amount of any such mandatory prepayment at the originally scheduled payment dates under the InterRedec Note and in any event no later than October 11, 1996 (the "Maturity Date"). For purposes of this Note, a drawing under that certain Irrevocable Standby Letter of Credit No. 062173 dated December 8, 1995 issued by First Union National
Bank of Georgia in favor of the Holder, a copy of which is attached hereto as Exhibit B (the "Letter of Credit"), shall constitute a payment under the InterRedec Note; provided, however, that in the event any such drawing occurs prior to the Maturity Date, the undersigned shall not be obligated to pay to the Holder the amount of such drawing until the Maturity Date. In any event, interest shall continue to accrue on the unpaid principal amount of this Note notwithstanding any mandatory prepayment under the InterRedec Note or drawing under the Letter of Credit prior to the Maturity Date at the pre-default rates and in the manner set forth in the InterRedec Note.

         If, pursuant to paragraph 12 of the InterRedec Note, InterRedec pays the Holder any Offset Amount thereby increasing the outstanding amount of the InterRedec Note, the Holder may, at its option, either (i) immediately pay such amount directly to the undersigned whereupon the principal amount outstanding under this Note shall be automatically increased by such amount or (ii) retain such payment by InterRedec whereupon the outstanding amount of this Note shall remain reduced by the amount of such amount retained.

         In no event shall the amount of interest due or payable under this Note exceed the maximum rate of interest allowed by applicable law and, in the event any such payment is inadvertently paid by the undersigned or inadvertently received by the Holder, then such excess sum shall be credited as a payment of principal, unless the undersigned shall notify the Holder in writing that the undersigned elects to have such excess sum returned to it forthwith. It is the express intent of the parties hereto that the undersigned not pay and the Holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the undersigned under applicable law.

         Each of the following events shall constitute an "Event of Default" under this Note: (i) failure of the undersigned to pay any amount due hereunder when due and the continuance of such failure for a period of five business days after written demand therefor, or the undersigned shall in any way fail to comply with the other terms, covenants or conditions contained in this Note or in the Stock Purchase Agreement, (ii) any oral or written representation or warranty made at any time by the undersigned to the Holder under the Stock Purchase Agreement or otherwise shall prove to have been incorrect or misleading in any material respect when made; (iii) the undersigned shall (a) commence a voluntary case under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect); (b) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts; (c) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws; (d) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign; (e) be unable to, or admit in writing its inability to, pay its debts as they become due; (f) make a general assignment for the benefit of creditors, or (g) make a conveyance fraudulent as to creditors under any state or federal law, or (iv) a case or other proceeding shall be commenced against the undersigned in any court of competent jurisdiction seeking (a) relief under the Bankruptcy Code of 1978, as amended or other federal bankruptcy law (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts or (b) the appointment of a trustee, receiver, custodian, liquidator or the like for the undersigned or all or any substantial part of the assets, domestic or foreign, of the undersigned.

         Upon the occurrence of an Event of Default (other than an Event of Default described in clause (iii) or (iv) of the definition thereof), at the option of the Holder, and without demand or notice of any kind, all outstanding amounts under this Note (as determined by the then outstanding amounts under the InterRedec Note) may be immediately declared, and thereupon shall immediately become, in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise. Upon the occurrence of an Event of Default described in clause (iii) or (iv) of the definition thereof, all outstanding amounts owing under this Note (as determined by the then outstanding amounts under the InterRedec Note), without demand or notice of any kind, shall immediately become in default and due and payable and the Holder may exercise any and all rights and remedies available to it at law, in equity or otherwise.

         Upon the occurrence of an Event of Default under this Note, interest shall accrue on the outstanding principal amount of this Note (including all Additional Amounts) at the lower of (i) the Prime Rate (as defined in the InterRedec Note) plus two percentage points (2%) or eighteen percent (18%) per annum, such interest, and such principal, being payable on demand.

         The Holder shall maintain a ledger or other statement of account regarding the amounts due under the InterRedec Note and therefore this Note; provided, however, that the failure of the Holder to maintain such ledger or statement shall in no way affect its rights or the undersigned's obligations hereunder. The entries in such ledger or statement shall be binding and conclusive upon the undersigned absent manifest error.

         The undersigned shall pay all expenses incurred by the Holder in the collection of this Note, including, without limitation, the reasonable fees and disbursements of counsel to the Holder if this Note is collected by or through an attorney-at-law. However, the undersigned shall not be liable for any costs of collection, including attorneys' fees and disbursements, paid by the Holder to InterRedec.

         Time is of the essence of this Note.

         The undersigned agrees that all of its payment obligations hereunder shall be absolute, unconditional and, for the purposes of making payments hereunder, the undersigned hereby waives any right to assert any setoff, counterclaim or cross-claim including any right to setoff amounts due and owing hereunder by reason of any claim for indemnification under the Stock Purchase Agreement. Any such claim for indemnification shall be made in a separate cause of action and shall not affect, impair, reduce or modify the amounts owing by the undersigned hereunder.

         No delay or failure on the part of the Holder in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Holder of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         All amendments to this Note, and any waiver or consent of the Holder, must be in writing and signed by the Holder and the undersigned.

         The undersigned hereby waives presentment, demand, notice of dishonor, protests and all other notices whatever.

         THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

         This Note is the Purchaser Note referred to in Section 2.03(a) of that certain Stock Purchase Agreement dated as of October 16, 1995 (the "Stock Purchase Agreement") by and between the initial Holder and the undersigned and is subject to, and is entitled to the benefits of, the terms and provisions of the Stock Purchase Agreement.

         This Note shall be binding upon the successors and assigns of the undersigned. A Holder of this Note may assign or transfer this Note to any person or entity without notice to, or the consent of, the undersigned.

         Any notice to be given hereunder shall be in writing, shall be sent to such person's address set forth below its signature hereto and shall be deemed received (i) on the earlier of the date of receipt or the date three business days after deposit of such notice in the United States mail, if sent postage prepaid, certified mail, return receipt requested or (ii) when actually received, if personally delivered or (iii) one business day after deposit of such notice with a recognized overnight courier or (iv) when confirmation of transmission has been received by the sender, if via facsimile transmission.



                           [SIGNATURES ON NEXT PAGE]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Promissory Note under seal as of the date and year first written above.

                            ATLANTIC AMERICAN CORPORATION



                            By:  /s/ Hilton H. Howell, Jr.
                                 ---------------------------------------------
                                 Name:   Hilton H. Howell, Jr.
                                 Title:  President and Chief Executive Officer

                            ATTEST:



                            By:  /s/ John W. Hancock
                                 ---------------------------------------------
                                 Name:   John W. Hancock
                                 Title:  SR. V.P. & Treas.

                                    [CORPORATE SEAL]

                            Address for Notices:

                            4370 Peachtree Road, N.E.
                            Atlanta, Georgia 30319-3000
                            Attn:  Hilton H. Howell, Jr.
                            Telecopy No.:  (404) 231-2123

Accepted:

FUQUA ENTERPRISES, INC.

By:  /s/ John J. Huntz, Jr.
     ------------------------------------
     Name:   John J. Huntz, Jr.
     Title:  Executive Vice President and
             Chief Operating Officer

Address for Notices:

One Atlantic Center, Suite 5000
1201 West Peachtree Street
Atlanta, Georgia 30309
Attn.: John J. Huntz, Jr.
Telecopy No.: (404) 815-4529

                                  EXHIBIT A


                               NONNEGOTIABLE NOTE



$8,000,000.00                                                  October 11, 1991



                 FOR VALUE RECEIVED, the undersigned, Vista Resources, Inc. ("Vista"), promises to pay to InterRedec Southern Company, Inc. ("InterRedec"), at such place as InterRedec may designate in writing, the original principal sum of Eight Million Dollars and no cents ($8,000,000.00), on October 11, 1996; plus accrued and unpaid interest on the unpaid balance of such principal amount, at the rate of interest and at the times described below, until full and final payment.

                 1. Interest on the unpaid principal balance of this Note shall accrue at an annual rate (computed on the basis of actual days elapsed over a 365-day year) of the Prime Rate (as defined below). Vista shall pay all costs of collection, including reasonable attorney's fees, if this Note is collected by legal action or through an attorney at law.

                 2. All principal and interest shall be paid in immediately available funds and in lawful money of the United States of America as follows:

                          (a) Principal shall be due and payable in full on October 11, 1996, together with all accrued and unpaid interest.

                          (b) One-half of the interest accruing on the outstanding principal amount of this Note from the date hereof until such principal amount is paid in full shall be payable quarterly on the last day of each calendar quarter (March 31, June 30, September 30, and December 31) during the term of this Note.

                          (c) One-half of the interest accruing on the outstanding principal amount of this Note from the date hereof until such principal amount is paid in full shall be added to the principal amount of this Note and shall be due and payable in full (without interest) on October 11, 1996.

                          (d) Whenever a payment under this Note becomes due on a day which is not a business day, the due date for such payment shall be extended to the next succeeding business day, and interest applicable to such amount shall accrue during any such extension.

                 3. "Prime Rate" shall mean the rate stated in the Wall Street Journal on the first business day of each calendar month as the prime rate. Any change in the interest rate hereunder resulting from a change in the Prime Rate shall be effective as of the beginning of the first calendar day of each calendar month on which the Prime Rate changes.

                 4. The annual interest rate accruing on this Note on the date of its execution equals eight percent (8%).

                 5. This Note is issued pursuant to, and shall be subject to and have the benefits of, that certain Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of September 17, 1991, by and among Vista; Concorde Finance & Investment, Inc., a Delaware corporation; InterRedec; InterRedec, Inc., a Delaware corporation; and American Southern Insurance Company ("ASICo") and the related Pledge and Security Agreement dated of even date by and between Vista and InterRedec.

                 6. In addition to any other amounts due and payable under this Note, Vista promises to pay to InterRedec One Million Dollars and no cents ($1,000,000.00) on October 11, 1996 if the Earnings Before Taxes (as defined below) of ASICo and its subsidiaries, on a consolidated basis, equal or exceed Five Million Dollars and no cents ($5,000,000.00) for its fiscal year ending December 31, 1992. Any additional amount due to InterRedec under this Paragraph 6 shall accrue interest under this Note in accordance with Paragraph 1 of this Note from January 1, 1993 through October 11, 1996. (The additional amount, if any, payable under this Paragraph 6 shall be referred to in this Note as the "First Additional Amount.")

                 7. In addition to any other amounts due under this Note, Vista promises to pay to InterRedec One Million Dollars and no cents ($1,000,000.00) on October 11, 1996 if the Earnings Before Taxes (as defined below) of ASICo and its subsidiaries, on a consolidated basis, equal or exceed Fifteen Million Dollars and no cents ($15,000,000.00) on an aggregate basis for its fiscal years ending December 31, 1992, December 31, 1993, and December 31, 1994. Any additional amount due to InterRedec under this Paragraph 7 shall accrue interest under this Note in accordance with Paragraph 1 of this Note from January 1, 1995 through October 11, 1996. (The additional amount, if any, payable under this Paragraph 7 shall be referred to in this Note as the "Second Additional Amount"; and the First Additional Amount and the Second Additional Amount collectively shall be referred to in this Note as the "Additional Amounts".)

                 8. "Earnings Before Taxes" shall mean the pre-tax earnings of ASICo and its subsidiaries, on a consolidated basis, as determined in accordance with generally accepted accounting principles, consistently applied, as adjusted, where not otherwise duplicative, (a) to eliminate any adjustments to the value of assets or liabilities or other accounting adjustments resulting from the application of "purchase accounting principles";
(b) to include reasonable finance charges related to injections of capital in any form contributed by Vista or any third party; and (c) to eliminate any payments or expense accruals charged by or on behalf of any corporation or other entity affiliated with American Southern other than its subsidiaries (other than payments made directly to third parties relating to ASICo or its subsidiaries.). (Notwithstanding that management fees and certain other expenses are disregarded in computing the amount of Earnings

Before Taxes, nothing in this Paragraph 8 shall be construed as denying Vista the right to assess any such charges.)

                 9. Vista shall have the right at any time and from time to time to prepay the indebtedness represented by this Note in whole or in part without premium or penalty, but with accrued interest to the date of such prepayment on the principal amount prepaid.

                 10. Upon the occurrence of any of the following events, the principal amount of this Note shall automatically be reduced by an amount determined under Section 3.03 of the Stock Purchase Agreement (an "Offset Amount") for which InterRedec is determined to be obligated to Vista (and any such Offset Amount shall first reduce the amount of any Additional Amounts before reducing the original principal amount of this Note):

                          (a) Vista and InterRedec shall agree in writing (including an agreement as to the amount owed by InterRedec to Vista) that InterRedec is obligated to Vista for indemnification under the Stock Purchase Agreement and InterRedec shall not have paid Vista such amount within seven (7) days of the date of such agreement;

                          (b)     Vista and InterRedec shall agree to
         arbitration procedures with respect to a dispute concerning the indemnification provisions of the Stock Purchase Agreement, the arbitrator thereunder shall enter an award in Vista's favor, and InterRedec shall not have paid Vista the amount of such award within seven (7) days of the date such award is entered; or

                          (c) A court of competent jurisdiction shall enter a judgment concerning the indemnification provisions of the Stock Purchase Agreement in Vista's favor and InterRedec shall not have paid Vista the amount of such judgment within seven (7) days of the date such judgment is entered.

                 11. Upon the final assessment of any amount of Taxes (as defined in the Stock Purchase Agreement) against ASICo or any of the Subsidiaries for any taxable period ending on or before the date of the Closing, which final assessment is paid by Purchaser or ASICo and is not reimbursed by any of the Sellers within five (5) business days after receipt by Sellers of notice from Purchaser or ASICo that it has paid such Taxes, the principal amount of this Note shall automatically be reduced by the Offset Amount with respect to such final assessment (and any such reduction shall first reduce the amount of any Additional Amounts before reducing the original principal amount of this Note).

                 12. Notwithstanding anything in Paragraph 10 or 11 of this Note, if, after the date on which the principal amount of this Note has been reduced by an Offset Amount, InterRedec pays Vista the Offset Amount, then the principal amount of this Note immediately shall be increased for all purposes by the amount which InterRedec pays Vista.

         13. Notwithstanding any provision to the contrary in this Note, no party shall be required to pay, and no party shall be permitted to collect, any amount of interest in excess of the maximum amount of interest permitted by law ("Excess Interest"). If any Excess Interest is provided for or determined by a court of competent jurisdiction to have been provided for in this Note, then any Excess Interest shall be refunded to the payor thereof, and the interest rate provided for and this Note shall automatically be reduced to the maximum lawful rate allowed from time to time under applicable law.

         14. Upon the occurrence of and during the continuance of one or more Events of Default under and as defined in the Pledge and Security
Agreement:

                          (a)     the full amount of this Note may, at the
option of InterRedec, be declared and immediately become due and payable, and InterRedec, subject to the limitations set forth in the Pledge and Security Agreement, may exercise any rights available to it at law and in equity, or available under any agreement, relating to this Note; and

                          (b)     interest accruing under this Note shall
accrue at the lower of (1) the Prime Rate plus two percentage points (2%), or
(2) eighteen percent (18%) per annum.

         15. If the amount of this Note shall become due and payable pursuant to Paragraph 14 of this Note, Vista shall immediately pay the outstanding amount due under this Note into an escrow account (and shall deposit the First Additional Amount and the Second Additional Amount, if any, directly into the escrow account within five (5) business days of the dates such amounts are finally determined to be due pursuant to Section 17 of this Agreement,) with a bank that is reasonably acceptable to the parties and pursuant to an escrow agreement in a form reasonably satisfactory to the parties. The escrow agreement shall provide that (a) Vista shall have the right to receive escrowed funds under the circumstances it would be entitled to exercise its offset rights hereunder, and (b) any remaining escrowed funds shall be released to InterRedec on the stated maturity date of this Note, except that if on such date there are one or more outstanding claims for Damages (as defined in the Stock Purchase Agreement), an amount of the escrowed funds which would otherwise be released to InterRedec, equal to the maximum amount of such claims for Damages, shall remain in escrow until the resolution of such claims.

         16. If, at the maturity of this Note, there are one or more outstanding claims for Damages (as that term is defined in the Stock Purchase Agreement), an amount of the proceeds due under this Note equal to maximum amount of such claims for Damages shall be paid into escrow pursuant to such terms and arrangements as the parties shall mutually and reasonably agree.

         17. Vista shall deliver to InterRedec a written computation of the Earnings Before Taxes by March 31, 1993, with respect to the First Additional Amount, and March 31, 1995, with respect to the Second Additional

Amount. InterRedec shall be deemed to have accepted each such computation provided unless, within forty-five (45) days after receipt of such written computation, InterRedec notifies Vista of its objection in writing and, in that event, Vista shall provide InterRedec with information pertinent to its computation of Earnings Before Taxes for such years, together with such access to the pertinent accounting records of American Southern and its subsidiaries as InterRedec may reasonably request. If the parties are unable to resolve any disputes relating to the computation of Earnings Before Taxes within thirty
(30) days of InterRedec's notice of objection to Vista's computation, the parties shall promptly refer the matter for arbitration to a mutually agreed major accounting firm of national standing which, at the time of such submission, does not represent or has not represented any of the parties hereto, and the decision of such major accounting firm shall be rendered within not more than twenty (20) days of submission and shall be final and binding on the parties. The expense of such arbitration shall be borne equally by the parties.

         18. If, during the term of this Note, Vista sells all of the outstanding stock or substantially all of the assets of ASICo to a third party (a "Subsequent Purchaser"), Vista may assign all of its rights and obligations under this Note, together with all of its rights and obligations under the Stock Pledge and Security Agreement, to such Subsequent Purchaser; provided, however, that Vista (1) must first obtain the written consent of InterRedec to such assignment which, based upon InterRedec's judgment of the creditworthiness of the Subsequent Purchaser, shall not unreasonably be withheld, or (2) delivers to InterRedec a bank letter of credit in a form and from a bank reasonably acceptable to InterRedec and in an amount which at all times shall be at least equal to the outstanding principal amount of this Note.

         19. The failure or forbearance of InterRedec to exercise any right hereunder, or otherwise granted to it by law or another agreement, shall not affect or release the liability of Vista, and shall not constitute a waiver of such right unless so stated by InterRedec in writing.

         20. This Note shall be governed by and construed in accordance with the substantive laws of the State of Georgia.

         This Note is executed under the hand and seal of Vista on the date first-above written.


                                            VISTA RESOURCES, INC.

         [CORPORATE SEAL]                   By: /s/ Samuel W. Norwood III
                                               --------------------------
                                            Title: President & CEO
                                                  -----------------------

Accepted by:

INTERREDEC, INC.

By: /s/ Bill W. Batastini
    --------------------------------
    Bill W. Batastini
    Vice President


INTERREDEC SOUTHERN COMPANY, INC.

By: /s/ Bill W. Batastini
    --------------------------------
    Bill W. Batastini
    Vice President


CONCORDE FINANCE & INVESTMENTS, INC.

By: /s/ Bill W. Batastini
    --------------------------------
    Bill W. Batastini
    Vice President

                                  EXHIBIT B


December 8, 1995


InterRedec Southern Company, Inc.
Post Office Box 2049
Sterling Bluff
Richmond Hill, Georgia 31324


                     IRREVOCABLE STANDBY LETTER OF CREDIT

Gentlemen:

We hereby open our Irrevocable Standby Letter of Credit No. S062173, in your favor, for the account of Fuqua Enterprises, Inc., 1201 West Peachtree Street, Suite 5000, Atlanta, Georgia 30309 up to the aggregate amount of US$11,803,914.56 (Eleven Million Eight Hundred Three Thousand Nine Hundred Fourteen and 56/100 US Dollars) available by your sight drafts, at sight, drawn on First Union National Bank of Georgia, and accompanied by (1) a certificate in the form of Annex A hereto appropriately completed and purportedly signed by the holder of the promissory note referred to in Annex A and (2) the documents required by the express terms of such certificate to be delivered with such certificate.

This Irrevocable Standby Letter of Credit sets forth in full terms of our undertaking. This undertaking shall not in any way be modified, amended or amplified by reference to any document or contract referred to herein.

This Letter of Credit expires at this office on January 31, 1997. This Letter of Credit is transferable. Partial drawings are not permitted.

A drawing presented to us by 12:00 noon, provided that such drawing strictly complies with the terms hereof, will be honored by us no sooner than two business days later. Tested telex demands for payment are not acceptable.

Draft(s) under this Letter of Credit must state on their face: "Drawn under First Union National Bank of Georgia Letter of Credit No. S062173 dated December 8, 1995."

We hereby engage with you that sight draft(s) drawn under and in strict compliance with the terms of this Letter of Credit shall be duly honored by us if presented to us, at this office, on or before the above stated expiration date as provided for herein.

All notices, if any, with respect to this Letter of Credit will be sent by facsimile and overnight mail to the addressee named above and to the Federal Reserve Bank of New York, Legal Department, 33 Liberty Street, New York, New York 10045-0001, Attention: Thomas C. Baxter, Jr., General Counsel and Executive Vice President.

Except so far as otherwise expressly stated herein, this Letter of Credit is subject to the "Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500."


                                           Very truly yours,

                                           FIRST UNION NATIONAL BANK OF GEORGIA

                                           /s/  T. Walker Brown
                                           ----------------------
                                           By:  T. Walker Brown
                                           Title:  Vice President

                                   ANNEX A

                             DRAWING CERTIFICATE



First Union National Bank of Georgia
Two First Union Center, T-7
301 South Tryon Street
Charlotte, North Carolina 28288-0742

                 Re:      Irrevocable Letter of Credit No. S062173 (the
                          "Letter of Credit") For the Account of Fuqua
                          Enterprises, Inc., formerly known as Vista Resources, Inc. (the "Applicant")

Ladies and Gentlemen:

Reference is made to that certain Nonnegotiable Note dated October 11, 1991 executed by the Applicant, payable to InterRedec Southern Company, Inc. ("InterRedec") in the original principal amount of $8,000,000 (the "Note").

The undersigned, the Federal Reserve Bank of New York (the "Holder") hereby certifies to First Union National Bank of Georgia and to the Applicant that:

1. The Holder is the legal and rightful holder of the Note and is entitled to make this demand for payment under the Letter of Credit.

2. Attached to this Certificate are (a) the original of the Note and (b) a copy of the written disbursement instructions executed by the Secretary of the Board of Governors of the Federal Reserve System (the "Board") required to be delivered to the Federal Reserve Bank of New York (the "New York Fed") under
Section 10(b) of the Escrow and Security Agreement dated October 8, 1991 by and among the Board, InterRedec, Inc., the Applicant, Concord Finance & Investment, Inc., Randy A. Mastro and the Federal Reserve Bank of New York.

3. An Event of Default under and as defined in that certain Stock Pledge and Security Agreement dated as of October 11, 1991 (the "Pledge Agreement") by and between the Applicant and InterRedec ("Event of Default") has occurred and is continuing under Section 3(a) thereof.

4. With respect to paragraphs 5(a), (b) or (c) below, InterRedec has given written notice to the Applicant at least 30 day's prior to the date of this certificate, that InterRedec intends to exercise its default rights and remedies under the Pledge Agreement by drawing on the Letter of Credit. A true copy of such notice is attached to this Certificate.

5. The statement noted below is true [check one of the following as applicable]:

                 [ ]       (a)      The Applicant and InterRedec have agreed
                       in writing (including an agreement as to the amount owed by the Applicant to the Holder) that InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement and a true copy of such written agreement is attached to this Certificate;

         [ ]     (b)      The Applicant and InterRedec have agreed to
                          arbitration procedures with respect to whether
                          InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement, and the arbitrator thereunder has entered an award in InterRedec's favor and a true copy of such award is attached to this Certificate; or

         [ ]     (c)      A court of competent jurisdiction has entered a
                          judgment in InterRedec's favor that InterRedec is entitled to exercise its default rights and remedies under the Pledge Agreement and a true copy of such judgment is attached to this Certificate.

         [ ]     (d)      After exercising reasonable efforts but in any event
                          no sooner than 30 days after an Event of Default has occurred, the Holder has not been able to agree with the Applicant as to the terms and arrangements of an escrow as described in paragraph 16 of the Note and at least 10 days have elapsed since the Holder has notified the Applicant in writing that it intends to draw under the Letter of Credit pursuant to this paragraph 5(d).


6.               The Holder is entitled to payment under the Letter of Credit
in the amount of $               .  The holder acknowledges that in the event
it draws under the Letter of Credit based upon the certification set forth in paragraph 5(d) above, the amount the Holder is entitled to draw under the Letter of Credit shall not exceed $8,803,914.56.

7. Please direct payment under the Letter of Credit by wire transfer to:

                          Federal Reserve Bank of New York
                          59 Maiden Lane, 10th Floor
                          New York, New York 10045
                          Attention: Thomas C. Baxter
                          General Counsel and Executive Vice President
                          ABA No. 021001208
                          For further credit to account number 021039898

8. Upon payment by you of the amount demanded hereby in accordance with the payment instructions set forth above, you are hereby instructed (a) to mark the Note "Paid in Full" and (b) to deliver the Note to the Applicant.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate.


[HOLDER OF NOTE]


By:
                                           Name:
                                           Title:



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